1 The Joint Corp. Appoints Sandi Karrmann as Director - Accomplished Global HR Executive with Deep Franchise and Healthcare Expertise, including CHRO Roles at Kimberly-Clark, Tenet Healthcare, and Yum! Restaurants International, to Join Board - SCOTTSDALE, Ariz., June 4, 2025 – The Joint Corp. (NASDAQ: JYNT), the nation's largest provider of chiropractic care through The Joint Chiropractic® network, appointed Sandi Karrmann as a Director to help the company strengthen its core, reignite growth and improve profitability. Karrmann increases the board to eight directors. CEO, President and Director Sanjiv Razdan said, “A valuable addition to the board, Sandi brings extensive employee experience with publicly traded healthcare companies and franchises both here in the US and globally. We look forward to Sandi’s contribution as we focus on nurturing talent, strengthening engagement, and attracting and retaining the best Doctors of Chiropractic. Our 2025 strategic priorities begin with building our people capability and culture to start the flywheel of exceling in the patient experience, turbo charging sales and profits for both our franchisees and the company and reigniting clinic network growth.” Karrmann said, “The Joint revolutionized access to affordable quality chiropractic care. I am excited to work with Sanjiv and the board as they continue to raise the quality of their people capability and culture and become a pure play, world class franchisor.” About Sandi Karrmann Sandi Karrmann has over two decades of experiences in human resources. Most recently, as Senior Vice President, Chief Human Resources Officer for Kimberly-Clark, she has had global responsibility for the K-C human resources function, including talent recruiting, development/succession, performance management, employee engagement, labor relations, HR operations, compensation, payroll and employee benefits. Prior to this role, Karrmann served as Executive Vice President, Chief Human Resources Officer for Tenet Healthcare and United Surgical Partners International. Prior to USPI, Karrmann served in senior leadership roles at various companies, including Chief People Officer for Yum! Restaurants International, Pizza Hut US and Executive Vice President, CHRO for Meritage Homes Corporation. Prior to Meritage Homes, she served in a number of positions with increasing responsibility over nearly 13 years with PepsiCo, including her last role as Vice President, Human Resources for the sales division of Frito-Lay North America. Karrmann earned a BA degree in Psychology and Communications from the University of Michigan and an MBA in Finance from the University of Southern California. She currently serves as HR Committee Chair and Executive Board member for Camp John Marc, a camp for chronically ill/disabled children, and on the Board of Education is Freedom and United Way of Metropolitan Dallas. 99.1

2 About The Joint Corp. (NASDAQ: JYNT) The Joint Corp. (NASDAQ: JYNT) revolutionized access to chiropractic care when it introduced its retail healthcare business model in 2010. Today, it is the nation’s largest operator, manager and franchisor of chiropractic clinics through The Joint Chiropractic network. The company is making quality care convenient and affordable, while eliminating the need for insurance, for millions of patients seeking pain relief and ongoing wellness. Headquartered in Scottsdale, with over 950 locations nationwide and more than 14 million patient visits annually, The Joint Chiropractic is a key leader in the chiropractic industry. The brand is consistently named to Franchise Times’ annual “Top 400” and “Fast & Serious” list of 40 smartest growing brands. Entrepreneur named The Joint “No. 1 in Chiropractic Services,” and is regularly ranked on the publication’s “Franchise 500,” the “Fastest- Growing Franchises,” the “Best of the Best” lists, as well as its “Top Franchise for Veterans” and “Top Brands for Multi-Unit Owners.” SUCCESS named the company as one of the “Top 50 Franchises” in 2024. The Joint Chiropractic is an innovative force, where healthcare meets retail. For more information, visit www.thejoint.com. To learn about franchise opportunities, visit www.thejointfranchise.com. Business Structure The Joint Corp. is a franchisor of clinics and an operator of clinics in certain states. In Arkansas, California, Colorado, District of Columbia, Florida, Illinois, Kansas, Kentucky, Maryland, Michigan, Minnesota, New Jersey, New York, North Carolina, Oregon, Pennsylvania, Tennessee, Washington, and West Virginia, The Joint Corp. and its franchisees provide management services to affiliated professional chiropractic practices. Forward-Looking Statements This press release contains statements about future events and expectations that constitute forward- looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of industry trends, our future financial and operating performance and our growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Words such as, "anticipates," "believes," "continues," "estimates," "expects," "goal," "objectives," "intends," "may," "opportunity," "plans," "potential," "near-term," "long-term," "projections," "assumptions," "projects," "guidance," "forecasts," "outlook," "target," "trends," "should," "could," "would," "will," and similar expressions are intended to identify such forward-looking statements. Specific forward-looking statements made in this press release include, among others, our belief that Sandi Karrmann’s appointment as a Director will help the company strengthen its core, reignite growth and improve profitability; our focus on nurturing talent, strengthening engagement, and attracting and retaining the best Doctors of Chiropractic; and our 2025 strategic priorities of building our people capability and culture to start the flywheel of exceling in the patient experience, turbo charging sales and profits for both our franchisees and the company and reigniting clinic network growth. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include, but are not limited to, our inability to identify and recruit enough qualified chiropractors and other personnel to staff our clinics, due in part to the nationwide labor shortage and an increase in operating expenses due to measures we may need to take to address such shortage; inflation, which has increased our costs and which could otherwise negatively impact our business; our failure to profitably operate company-owned or managed clinics; our failure

3 to refranchise as planned; short-selling strategies and negative opinions posted on the internet, which could drive down the market price of our common stock and result in class action lawsuits; our failure to remediate future material weaknesses in our internal control over financial reporting, which could negatively impact our ability to accurately report our financial results, prevent fraud, or maintain investor confidence; and other factors described in our filings with the SEC, including in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 14, 2025 and subsequently filed current and quarterly reports. We qualify any forward-looking statements entirely by these cautionary factors. We assume no obligation to update or revise any forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data. Media Contact: Margie Wojciechowski, The Joint Corp., margie.wojciechowski@thejoint.com Investor Contact: Kirsten Chapman, Alliance Advisors IR, 415-433-3777, thejointinvestor@allianceadvisors.com